Exhibit 99.2
Third Quarter and First Nine Months Webcast and Conference Call November 2, 2007 NASDAQ: TDSC www.3dsystems.com

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Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Damon Gregoire Vice President & Chief Financial Officer Robert M. Grace, Jr. Vice President, General Counsel & Secretary

Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. 7

Business Review Abe Reichental President & CEO

3Q07 Operating Results ($ Millions except per share amounts) Operating Results Third Quarter Third Quarter % Change YR - YR Operating Results 2007 2006 % Change YR - YR Revenue $38.2 $31.5 21% Gross Profit % of Revenue $15.9 42% $10.7 34% 48% Operating Expenses % of Revenue $15.5 41% $19.4 62% (20%) Net Income (Loss) Available To Common Stockholders $0.3 ($11.3) NM Depreciation & Amortization % of Revenue $1.8 5% $1.0 3% 80% Fully Diluted Income (Loss) Per Share $0.01 ($0.61) NM NM = Not Meaningful

First Nine Months 2007 Operating Results ($ Millions except per share amounts) Operating Results First 9 Months First 9 Months % Change YR - YR Operating Results 2007 2006 % Change YR - YR Revenue $111.6 $92.2 21% Gross Profit % of Revenue $45.3 41% $30.2 33% 50% Operating Expenses % of Revenue $51.9 46% $50.5 55% 3% Net Loss Available To Common Stockholders ($8.1) ($24.7) (67%) Depreciation & Amortization % of Revenue $5.4 5% $4.4 5% 23% Fully Diluted Loss Per Share ($0.40) ($1.48) (73%) NM = Not Meaningful

8.1% CAGR 17.1% CAGR 2000 2006 2001 2002 2003 2004 2005 2007 First Nine Months +22% Millions Materials Revenue Traction 5 10 15 20 25 30 35 40 45 50 60 0 Notwithstanding third quarter slowdown due to seasonal trends, expect materials revenue to resume its double-digit growth rate in the coming months

Financial Review Damon Gregoire Vice President & CFO

3Q07 Gross Profit Margin ($ Millions) Gross profit margin increase due to: Higher revenue in the third quarter Relatively lower increase in cost of sales Absence in the 2007 quarter of the business disruptions that reduced 2006 margins Higher service revenue and profit margin in the period 2007 2006 % Revenue 47% $ 13.6 Yr-Yr % TOTAL Services Products $ Millions % Revenue $ Millions *Columns may not add due to rounding 26% 42% $ 2.3 $ 15.9 41% $ 9.4 16% 34% $ 1.4 $ 10.7 45% 71% 48% 10

First Nine Months Gross Profit Margin ($ Millions) Gross profit margin increase due to: Higher revenue in the third quarter Relatively lower increase in cost of sales Absence in the 2007 period of the business disruptions that reduced 2006 margins *Columns may not add due to rounding 47% $ 39.8 TOTAL Services Products 21% 41% $ 5.5 $ 45.3 38% $ 25.1 19% 33% $ 5.1 $ 30.2 59% 7% 50% 2007 2006 % Revenue Yr-Yr % $ Millions % Revenue $ Millions

3Q07 Revenue By Product Class and Geographic Area ($ Millions) $ Millions Asia Pacific Europe North America Services Materials Systems & Other 30% 42% 28% 38% 38% 24% 42% 40% 18% 42% 40% 18% $31.5 $38.2 $31.5 $38.2 2006 2007 2006 2007

First Nine Months Revenue By Product Class and Geographic Area ($ Millions) 2006 2007 2006 2007 Services Materials Systems & Other Asia Pacific Europe North America 32% 40% 28% 36% 40% 24% 47% 37% 16% 44% 42% 14% $92.2 $111.6 $92.2 $111.6 $ Millions

Third Quarter 2007 Operating Expenses ($ Millions) SG&A R&D $11.9 Restructuring $ 3.6 (20%) Total Operating Cost $15.5 $19.4 2007 (14%) (6%) (100%) $13.8 $ 3.9 $ 1.7 2006 Yr-Yr % - Expect SG&A expenses to be in the range of $11-13 million for fourth quarter of 2007 14

First Nine Months 2007 Operating Expenses ($ Millions) Revising R&D expectation upward from $12-13 million to $13-14 million for full year 2007 2007 2006 Yr-Yr % SG&A R&D $41.6 Restructuring $10.2 3% Total Operating Cost $51.9 $50.5 20% 1% (100%) $34.8 $10.1 $5.7 - *Columns may not add due to rounding 15

40 60 80 100 120 140 160 Days Working Capital Management Progress Days Inventory On Hand Days Sales Outstanding Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 68 57 136 101 105 68 78 74 78 93 68 65

Inventory Values ($000)'s Turns Inventory Reduction Progress Inventory Value Turnover Ratio

Cash Position 9-30-2007 ($000's) Netting out the $8,200 outstanding on the SVB credit facility at the end of Q2, which was repaid in Q3, cash increased by $4,499 during Q3. Net cash provided by operating activities was $6,199 in Q3 versus a $7,592 use of cash in operating activities through the end of Q2. $25,472 Cash at 9/30/07 Net Cash at 6/30/07 (Excludes bank debt of $8,200) $20,973 Q3 Increase in Cash 4,499

Progress Report Abe Reichental President & CEO

State of Business We believe that: The significant business setbacks and disruptions we experienced in 2006 are now completely behind us Healthy sales of our systems and materials suggest that the demand for our new products is strong Repeat sales of Viper(tm) Pro and Sinterstation(r) Pro systems to early adopters indicate marketplace confidence and preference Our growing installed base, coupled with the integration of our new systems with proprietary materials' cartridges, should improve the profitability of our business as revenue from materials continues to outpace the growth in systems The stability of our revenue base should improve as consumables' sales rise as a percentage of the product mix relative to systems We are on track toward completing our remediation efforts and to having state-of-the-art controls, procedures and processes Stronger balance sheet enhances our financial strength and flexibility We continue to transform our company and the way we do business to achieve a strong record of sustained growth and profitability

Announced Rapid Manufacturing JDA with 3M for Digital Dentistry

3M 2006 Annual Report





Looking ahead, our recent acquisition of Brontes technologies and its 3-D imaging technology will give patients and dentists another reason to smile. This system will use intraoral scanning technology to rapidly capture precise, 3-D digital dental impressions directly from patient's mouth. As their profession grows more competitive, dentists are seeking patient-friendly ways to improve care, increase productivity and distinguish their practice. 3M's transformations in digital dentistry fit that model perfectly.

- 3M selected our Viper™ Pro as its digital manufacturing platform
- Digital dentistry manufacturing process is being developed under joint development arrangement
- Digital dentistry material announced during World Conference
- Expect to realize multiple machine sales sometime in 2008

Leader Innovator Partner Builder

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Launched V-Flash(tm) Desktop 3-D Modeling System System launched at World Conference Reseller training underway Commenced system shipments to select locations Demonstrated HA production systems at Nuremberg HA conference Expect to Launch V-Flash(tm) print-a-part E-Commerce site during Q4 As part of a phased planned introduction; Expect to place up to 100 systems in the field by year-end Anticipate European availability in early 2008 22

Successful Inaugural World Conference 400+ global attendees Representing 18 countries 48 renowned speakers 25 partners and exhibitors 52 learning sessions to choose from 33 hands-on sessions 7 new product launches Broadest industry and academia representation

Expect Business Fundamentals To Improve Profitability Execution Working Capital Average selling price and cost of goods sold remained relatively unchanged Abnormal operating expenses reflect remaining relocation, ERP, restatement, SOX Gross profit expected to continue to return to and exceed historical levels as materials sales increase Restored customer confidence and introduced new products resulting in healthy sales growth Focused business units expected to drive focused growth Remedying material weaknesses and achieving robust effective controls Proprietary materials expected to grow recurring revenue Growth expected to continue at accelerated pace Continued inventory reduction - Expected to free additional cash Continued DSO reduction to historical levels - Expected to improve cash velocity Expect operating expenses to continue to decline with completion of relocation and ERP implementation and resolution of business disruptions Rock Hill operations expected to yield anticipated savings Cash velocity expected to improve from DOH and DSO reductions

Improving Revenue Mix and Profitability Revenue Basket Expectations Growth Drivers Expectations Materials: Highest margin in the mix: resumed double-digit growth Service: Lowest margin in the mix: stable with improved margin Systems: Installed base is growing: Greater recurring revenue Rapid Manufacturing: Drives materials volume consumption Higher Speed Systems: Drives materials volume consumption Proprietary Cartridges: Ensure recurring revenue retention Leveraging Volume, Mix to Maximize Profitability

Long-Term Target Model Remains Unchanged Assumptions: Business In Our Space Revenue ~ $150 million Recurring revenue from materials ~ 55-65% of total revenue

Always Looking Ahead Transitioning From Restructuring To Profitable Growth 53 Meeting customers' needs Leading in innovation through technology Improving financial strength and flexibility Developing new products and categories Growing globally Creating new markets Rapid Manufacturing 3-D Modeling Providing measurable value, customers and stockholders

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